Exhibit 4.1

COMMON STOCK

IWA

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

IOWA TELECOM

IOWA TELECOMMUNICATIONS SERVICES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 462594 20 1

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

IOWA TELECOMMUNICATIONS SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Donald G Henry

VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

IOWA TELECOMMUNICATIONS SERVICES, INC. CORPORATE SEAL IOWA

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
Transfer Agent and Registrar

By

Authorized Signature

Iowa Telecommunications Services, Inc. will furnish to any shareholder, on request in writing and without charge, a statement of the designations, relative rights, preferences and limitations applicable to each class of the corporation’s stock, the variations in rights, preferences and limitations determined for each series of the corporation’s stock, and the authority of the corporation’s board of directors to determine variations for future series of the corporation’s stock.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT —		Custodian (until age	)
(Cust)
under Uniform Transfers (Minor) to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                 Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.